UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010

OCEAN POWER TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 730-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 2, 2010, Ocean Power Technologies, Inc. (“OPT”) issued a press release announcing that it intends to cancel the admission of its common shares (the “Shares”) to trading on the AIM Market of the London Stock Exchange (the “Cancellation”). It is anticipated that the Cancellation will become effective at 07.00 GMT on Friday, January 14, 2011.

OPT will maintain its listing on the NASDAQ Global Market, which accounts for the bulk of the trading in its shares, and is facilitating an orderly transfer of its UK-held Shares to the US stock processing system.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the Company dated December 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.

Date: December 6, 2010	By: /s/ BRIAN M. POSNER
Brian M. Posner
Chief Financial Officer